SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 7, 2018

                        INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	001-33994	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:  (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Completion of acquisition of nora systems

As previously reported in its Current Report on Form 8-K filed on June 14, 2018, Interface, Inc. (the "Company") and Interface Europe B.V., a wholly owned subsidiary of the Company ("Interface BV"), entered into a Share Purchase and Transfer Agreement (the "Purchase Agreement") with DealCo Luxembourg II S.à r.l. ("DealCo") and nora Management III Beteiligungs GmbH & Co. KG (collectively, the "Sellers"). On August 7, 2018, pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Interface BV completed its acquisition of all of the issued and outstanding shares of nora Holding GmbH ("nora") from the Sellers, and the Company completed its acquisition of all of the outstanding receivables under certain shareholder loans from the Sellers to nora (together, the "Acquisition").

The foregoing summary does not purport to be complete, and is qualified in its entirety by reference to the terms of the Purchase Agreement attached as Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 14, 2018, which is incorporated herein by reference.

Item 8.01	Other Events.
Amendment and Restatement of Credit Facility

As previously reported in its Current Report on Form 8-K filed on July 26, 2018, the Company entered into a First Restatement Agreement (the "First Restatement Agreement") on July 20, 2018 with certain of its wholly-owned foreign subsidiaries as co-borrowers, its material domestic subsidiaries as guarantors, Bank of America, N.A. as Administrative Agent and lender, and the other lenders party thereto, pursuant to which the parties agreed (subject to completion of the Acquisition in accordance with the Purchase Agreement and certain other customary conditions) to amend and restate that certain Amended and Restated Syndicated Facility Agreement, dated as of August 8, 2017 (as amended from time to time and in effect prior to date of the First Restatement Agreement, the "Original Facility Agreement").

Pursuant to the First Restatement Agreement and effective upon the completion of the Acquisition on August 7, 2018, (a) the Original Facility Agreement was amended and restated in the form attached as Annex I to the First Restatement Agreement (the "Amended Facility Agreement"), and (b) the Amended and Restated Security and Pledge Agreement dated August 8, 2017, by and among the Company and certain domestic subsidiaries thereof and Bank of America, N.A. as administrative agent, was amended and restated in the form attached as Annex II to the First Restatement Agreement (together with the Amended Facility Agreement, the "Amended Facility").  The material terms of the Amended Facility are summarized in the Company's Current Report on Form 8-K filed on July 26, 2018.

The foregoing summary does not purport to be complete, and is qualified in its entirety by reference to the terms of the First Restatement Agreement attached as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 26, 2018, which is incorporated herein by reference.
Press Release
On August 7, 2018, the Company issued a press release announcing the closing of the Acquisition. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01   Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
In accordance with Item 9.01(a)(4) of Form 8-K, the financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days from the required filing date for this Current Report on Form 8-K.
(b) Pro Forma Financial Information.
In accordance with Item 9.01(b)(2) of Form 8-K, the pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than 71 calendar days from the required filing date for this Current Report on Form 8-K.
(c) Shell Company Transactions.
None.
(d) Exhibits.

Exhibit No.	Description
99.1	Company Press Release dated August 7, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ David B. Foshee
David B. Foshee
Vice President
Date: August 8, 2018

EXHIBIT INDEX
Exhibit No.	Description
99.1	Company Press Release dated August 7, 2018.